As filed with the Securities and Exchange Commission on October 27, 1995.

Registration No. 2-84751
(The 59 Wall Street Money Market Fund)



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 20

                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 29


                            THE 59 WALL STREET TRUST

               (Exact name of Registrant as specified in charter)


                               6 St. James Avenue
                          Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)


           Registrant's Telephone Number, Including Area Code: (617)
                                    423-0800


                               PHILIP W. COOLIDGE

                6 St. James Avenue, Boston, Massachusetts 02116

                    (Name and Address of Agent for Service)

                                    Copy to:

                         JOHN E. BAUMGARDNER, JR., ESQ.

                              Sullivan & Cromwell

                   125 Broad Street, New York, New York 10004


It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to pursuant to paragraph (b)
{X] on October 27, 1995 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date)  pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii)of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on August 29, 1995, for Registrant's fiscal year ending June 30, 1995.


U.S. Money Market Portfolio has also executed this Registration Statement.

                                EXPLANATORY NOTE



         This Amendment (the "Amendment") to the Registrant's Registration Statement includes a prospectus (the "Money Market Fund Prospectus") relating only to The 59 Wall Street Money Market Fund (the "Fund"), a series of shares of the Registrant. Another series of shares of the Registrant is being offered by the prospectus (the "U.S. Treasury Money Fund Prospectus") which was included in Part A of Amendment No. 30 ("Amendment No. 30") to the Registrant's Registration Statement. A third series of the Registrant is being offered by the prospectus (the "Tax Free Short/Intermediate Fixed Income Fund Prospectus") which was included in Part A of Amendment No. 31 ("Amendment 31") to the Registrant's Registration Statement. The Amendment does not relate to, amend or otherwise affect the U.S. Treasury Money Fund Prospectus or the Tax Free Short/Intermediate Fixed Income Fund Prospectus, which are hereby incorporated by reference from Amendments No. 30 and 31, respectively.

                             CROSS REFERENCE SHEET
                          (as required by Rule 404(c))



PART A ITEM NO.:  Prospectus Headings.

1.      COVER PAGE:  Cover Page.

2.      SYNOPSIS:  Expense Table.

3.      CONDENSED FINANCIAL INFORMATION:  Financial Highlights.

4. GENERAL DESCRIPTION OF REGISTRANT: Investment Objective and Policies; Description of Shares; Investment Restrictions.

5. MANAGEMENT OF THE FUND: Management of the Trust and the Portfolio; Expense Table.

5a.     MANAGEMENT'S DESCRIPTION OF FUND PERFORMANCE:  Not applicable
        .
6. CAPITAL STOCK AND OTHER SECURITIES: Description of Shares; Purchase of Shares; Dividends and Distributions; Taxes.

7.      PURCHASE OF SECURITIES BEING OFFERED:  Management of the
        Trust and the Portfolio; Purchase of Shares; Net Asset Value; Dividends and Distributions.

8.      REDEMPTION OR REPURCHASE: Redemption of Shares.

9.      PENDING LEGAL PROCEEDINGS:  Not Applicable.

PART B ITEM NO.:  Statement of Additional Information Heading.

10.     COVER PAGE:  Cover Page.

11.     TABLE OF CONTENTS:  Table of Contents.

12.     GENERAL INFORMATION AND HISTORY:  Not Applicable.

13. INVESTMENT OBJECTIVES AND POLICIES: Investment Objective and Policies; Investment

        Restrictions.

14.     MANAGEMENT OF THE FUND:  Trustees and Officers.

15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES:
        Trustees and Officers.

16.     INVESTMENT ADVISORY AND OTHER SERVICES:  Administrators;
        Distributor; Investment Adviser.

17.     BROKERAGE ALLOCATION AND OTHER PRACTICES: Portfolio
        Transactions.

18. CAPITAL STOCK AND OTHER SECURITIES: Description of Shares (in the Prospectus); Massachusetts Trust.

19.     PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED:
        Net Asset Value.

20.     TAX STATUS:  Federal Taxes.

21.     UNDERWRITERS:  Administrators; Distributor.

22.     CALCULATION OF PERFORMANCE DATA:  Not Applicable.

23.     FINANCIAL STATEMENTS:  Financial Statements.

PART C


Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                                Money Market Fund


                                   PROSPECTUS
                                November 1, 1995



                                  [LOGO] PHOTO

================================================================================

PROSPECTUS

                      The 59 Wall Street Money Market Fund

                 6 St. James Avenue, Boston, Massachusetts 02116

================================================================================

     The 59 Wall Street Money Market Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Trust. Shares of the Fund are offered by this Prospectus.

     The Fund is a type of mutual fund commonly known as a money market fund. It is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Fund's shares is expected to remain constant at $1.00. There can be no assurance that the investment objective of the Fund will be achieved or that the net asset value per share will not vary.

     Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., And the shares are not insured by the federal deposit insurance corporation or any other federal, state or other governmental agency.

     The trust seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Money Market Portfolio, a diversified open-end investment company having the same investment objective as the Fund. (See "Special Information Concerning the Two-tier Fund Structure" herein.)

     Brown Brothers Harriman & Co. is the investment adviser to the Portfolio and the administrator and shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge to customers of Brown Brothers Harriman & Co. and to other investors of means.


     This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1995. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.


--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                The date of this Prospectus is November 1, 1995.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Expense Table .............................................................    3
Financial Highlights ......................................................    4
Special Information Concerning the
  Two-Tier Fund Structure .................................................    5
Investment Objective and Policies .........................................    6
Investment Restrictions ...................................................    7
Purchase of Shares ........................................................    8
Redemption of Shares ......................................................    9
Management of the Trust and the Portfolio .................................   10
Net Asset Value ...........................................................   15
Dividends and Distributions ...............................................   15
Taxes .....................................................................   16
Description of Shares .....................................................   17
Additional Information ....................................................   19
Appendix ..................................................................   20





                          TERMS USED IN THIS PROSPECTUS


Trust ...............................................          The 59 Wall Street Trust
Fund ................................................          The 59 Wall Street Money Market Fund
Portfolio............................................          U.S. Money Market Portfolio
Investment Adviser ..................................          Brown Brothers Harriman & Co.
Administrator of the Trust...........................          Brown Brothers Harriman & Co.
Administrator of the Portfolio.......................          Brown Brothers Harriman Trust Company
                                                                   (Cayman) Limited
Subadministrator of the Trust........................          59 Wall Street Administrators, Inc.
                                                                   ("59 Wall Street Administrators")
Subadministrator of the Portfolio....................          Signature Financial Group
                                                                   (Cayman) Limited
                                                                   ("SFG-Cayman")
Distributor..........................................          59 Wall Street Distributors, Inc.
                                                                   ("59 Wall Street Distributors")
1940 Act.............................................          The Investment Company Act of 1940,
                                                                   as amended.

EXPENSE TABLE
================================================================================


     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser on behalf of the Fund and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.



                        SHAREHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases .........................       None
      Sales Load Imposed on Reinvested Dividends ..............       None
      Deferred Sales Load .....................................       None
      Redemption Fee ..........................................       None

                   ANNUAL FUND OPERATING EXPENSES*
               (as a percentage of average net assets)

      Investment Advisory Fee ...........................            0.15%
      12b-1 Fee..........................................             None
      Other Expenses
        Administration Fee......................          0.110%
        Shareholder Servicing/Eligible Institution Fee .. 0.225
        Other Expense Reimbursement Fee.................. 0.065      0.40
                                                          -----      ----
      Total Fund Operating Expenses......................            0.55%
                                                                     ====


      -----------
      * The Annual Fund Operating Expenses for the past fiscal year have been restated for purposes of this table to reflect fees currently in effect.


                      Example                                            1 year   3 years     5 years   10 years
                      -------                                            ------   -------     -------   --------
            A shareholder of the Fund would pay the  following
               expenses on a $1,000  investment,  assuming (1)
               5% annual return, and (2) redemption at the end
               of each time period..................................       $ 6       $18        $31        $69
                                                                           ---       ---        ---        ---

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.


     Under an agreement dated July 1, 1993, 59 Wall Street Administrators pays the Fund's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement. Had this expense reimbursement agreement not been in place, the total Fund operating expenses would have been 0.56% of the Fund's average annual net assets and the shareholder expenses in the example above would have been $6, $18, $31, and $70, respectively. (See "Expense Reimbursement Agreement".)


     For more information with respect to the expenses of the Fund and the Portfolio, see "Management of the Trust and the Portfolio" herein.

FINANCIAL HIGHLIGHTS
================================================================================


     The following information for the five fiscal years ended June 30, 1995 has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.



                                                                   For the years ended June 30,
                                            -----------------------------------------------------------------------
                                              1995             1994            1993           1992            1991
                                              ----             ----            ----           ----            ----
Net asset value, beginning of year .        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
Income from investment operations:
  Net investment income  ...........            0.05             0.03            0.03           0.05           0.07
Dividends to shareholders
   from net investment income ......           (0.05)           (0.03)          (0.03)         (0.05)         (0.07)
                                            --------         --------        --------       --------       --------
Net asset value, end of year .......        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
                                            ========         ========        ========       ========       ========
Total return  ......................            4.92%**          2.94%           3.02%          4.79%          7.13%
Ratios/supplemental data*:
 Net assets, end of year
   (000's omitted)..................        $624,847         $556,982        $684,055       $596,008       $648,501



 Ratio of expenses to average
   net assets.......................            0.55%**          0.55%           0.53%          0.53%          0.56%
 Ratio of net investment income
   to average net assets ...........            4.86%            2.88%           2.97%          4.70%          6.83%



                                                                  For the years ended June 30,
                                          --------------------------------------------------------------------------
                                              1990              1989           1988           1987           1986
                                              ----              ----           ----           ----           ----
Net asset value, beginning of year..        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
   Income from investment operations:
  Net investment income  ...........            0.08             0.08            0.07           0.06           0.07
Dividends to shareholders
   from net investment income ......           (0.08)           (0.08)          (0.07)         (0.06)         (0.07)
                                            --------         --------        --------       --------       --------
Net asset value, end of year .......        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
                                            ========         ========        ========       ========       ========

Total return........................            8.29%            8.65%           6.75%          5.83%          7.31%
Ratios/supplemental data*:
 Net assets, end of year
   (000's omitted).................         $458,792         $457,407        $374,209       $329,423       $261,583
 Ratio of expenses to average
   net assets .....................             0.58%            0.59%           0.60%          0.63%          0.70%
 Ratio of net investment income
   to average net assets............            7.98%            8.33%           6.48%          5.68%          7.03%


-----------------
 * Ratios include the Fund's share of Portfolio income and expenses, for the period subsequent to October 31, 1994.


** Had the expense reimbursement agreement which began in fiscal 1994 not been in place, the ratio of expenses to average net assets, for the years ended June 30, 1995 and June 30, 1994 would have been 0.56% and 0.55%, respectively. For the same periods, the total return of the Fund would have been 4.90% and 2.94%, respectively.

     SPECIAL    INFORMATION    CONCERNING    THE   TWO-TIER    FUND    STRUCTURE
================================================================================


     The Trust seeks to achieve the investment objective of the Fund, which is an open-end investment company, by investing all of the Fund's assets in the Portfolio, a separate open-end investment company with the same investment objective as the Fund. The use of the two-tier structure was approved by the shareholders of the Fund on September 23, 1993. The two-tier structure has been developed relatively recently, so shareholders should carefully consider this investment approach. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)


     The investment objective of the Fund may not be changed without the approval of the shareholders of the Fund and the investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio. Shareholders of the Fund shall receive 30 days prior written notice of any change in the investment objective of the Fund or the Portfolio. For a description of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" below and "Investment Restrictions" on pages 7 & 8, respectively.



     Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

     The Trust may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

     As with traditionally structured funds which have large investors, the actions of such large investors may have a material affect on smaller investors. For example, if a large investor withdraws from the Portfolio, a small remaining fund may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk.


     For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and the Portfolio" on page 10 and in the Statement of Additional Information.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

     The investment objective of the Fund and the Portfolio is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

     The investment objective of the Fund and the Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies as described below which are the same for the Fund and the Portfolio are not fundamental and may be changed without such approval.

     Investments for the Portfolio mature or are deemed to mature within 397 days from the date of purchase and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. Currently, the Portfolio's investment policy is to invest only in money market instruments, including U.S. Government securities and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations. (See Appendix for more information.) The Portfolio does not invest more than 5% of its total assets in securities of a single issuer other than U.S. Government securities. All of the assets of the Portfolio are invested in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

                                  Risk Factors

     Although the assets of the Portfolio are invested in high quality short-term securities, the Portfolio is subject to interest rate risk and credit risk which causes fluctuations in the amount of income accrued on the Portfolio's investments and therefore in the daily dividend paid by the Fund and, in extreme cases, could cause the net asset value per share of the Fund to deviate from $1.00 per share. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in response to general changes in interest rates. Credit risk refers to the likelihood that an issuer will default on interest and principal payments. High quality securities of short maturities generally have relatively minimal credit risk.

                               Portfolio Brokerage

     Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

     Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Portfolio are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Portfolio regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Portfolio's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio and or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities. (See "Portfolio Transactions" in the Statement of Additional Information.)

     On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                          Other Investment Techniques

     Loans of Portfolio Securities. Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

INVESTMENT RESTRICTIONS
================================================================================

     The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the investment policies of the Fund and the Portfolio. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.)

     Since the investment restrictions of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investment restrictions of the Portfolio.

     As a fundamental policy, money is not borrowed by the Portfolio in an amount in excess of 10% of its assets. It is intended that money will be borrowed only from banks and only either to accommodate requests for the withdrawal of part or all of an interest while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for the Portfolio at any time at which the amount of its borrowings exceed 5% of its assets.

     As a non-fundamental policy, the Portfolio does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities). In addition, except for the investment of all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale.

   The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).


PURCHASE OF SHARES
================================================================================

     An investor may open a Fund account only through 59 Wall Street Distributors, the Fund's exclusive Distributor. The Fund's Shareholder Servicing Agent (see page 13) and each Eligible Institution (see page 13) may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for their respective customers. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept.

     Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading and New York banks are open for business if the Trust receives the purchase order and acceptable payment for such order prior to 11:00 A.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Dividends are earned on the day that the purchase is executed.

     An investor who has a custody account with Brown Brothers Harriman & Co. may place purchase orders for Fund shares with the Trust through Brown Brothers Harriman & Co., which as an Eligible Institution holds such shares in its name on behalf of that customer. For such a customer, Brown Brothers Harriman & Co. arranges for the payment of the purchase price of Fund shares so that a purchase order placed prior to 11:00 A.M., New York time is executed on the day it is placed. Brown Brothers Harriman & Co. has established for its customers a minimum initial purchase requirement for the Fund of $5,000 and a minimum subsequent purchase requirement for the Fund of $1,000, except that the minimum initial and minimum subsequent purchase requirements for individual retirement accounts, 401(k) plans and defined contribution plans are $1,000.

     An investor who does not have a custody account with Brown Brothers Harriman & Co. must place purchase orders for Fund shares with the Trust through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares to the Trust's account at State Street Bank and Trust Company, the Trust's custodian bank. Such payment must be in the form of either (a) an inter-bank wire transfer of "available funds" prior to 11:00 A.M., New York time, in which case a purchase order placed prior to 11:00 A.M., New York time is executed that day, or (b) a cashier's check drawn on a U.S. bank or a check certified by a U.S. bank, in which case a purchase order is executed after such a check has been converted into "available funds", generally the next business day after the check is received for the Trust by State Street Bank and Trust Company. Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $10,000 and a minimum subsequent purchase requirement for the Fund of $5,000.

     Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., an Eligible Institution and the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

     Shares held by Brown Brothers Harriman & Co. on behalf of a shareholder may be redeemed by submitting a redemption request in good order to Brown Brothers Harriman & Co. Proceeds from the redemption of Fund shares are credited to the shareholder's account with Brown Brothers Harriman & Co.

     Shares held directly in the name of a shareholder on the books of the Trust may be redeemed by submitting a redemption request in good order to the Trust through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Trust directly to the shareholder.

     A redemption request in good order must be received by the Trust prior to 11:00 A.M., New York time on any day the New York Stock Exchange is open for regular trading and New York banks are open for business. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available funds" generally on the day the redemption request is executed, and in any event within seven days.

     If a redemption request is received by the Trust after 11:00 A.M., New York time the redemption request is executed on the next business day. A shareholder continues to receive each daily dividend declared prior to the day on which a redemption request is executed.

     A shareholder redeeming shares should be aware that the net asset value of the Fund's shares may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value".

                            Redemptions By the Trust

     The Fund's Shareholder Servicing Agent (see page 13) and each Eligible Institution (see page 13) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent, has established a minimum account size of $10,000 and Brown Brothers Harriman & Co., as an Eligible Institution, has established a minimum account size of $5,000 ($1,000 for eligible individual retirement accounts, 401(k) plans and defined contribution plans).

                         Further Redemption Information

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE TRUST AND THE PORTFOLIO
================================================================================

                              Trustees and Officers

     The Trust's Trustees, in addition to supervising the actions of the Trust's Administrator and Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Trust's Trustees are not the same individuals as the Portfolio's Trustees.

     Because of the services rendered to the Portfolio by the Investment Adviser and to the Trust and the Portfolio by their respective Administrators, the Trust and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio. (See "Trustees and Officers" in the Statement of Additional Information.)

     The Trustees of the Trust are:

        J.V. Shields, Jr.
          CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SHIELDS & COMPANY

        Eugene P. Beard
          EXECUTIVE VICE PRESIDENT-FINANCE AND OPERATIONS OF
            THE INTERPUBLIC GROUP OF COMPANIES

        David P. Feldman
          CORPORATE VICE PRESIDENT-INVESTMENT MANAGEMENT OF AT&T

        Alan G. Lowy
          PRIVATE INVESTOR

        Arthur D. Miltenberger
          VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF
            RICHARD K. MELLON AND SONS

     The Trustees of the Portfolio are:

        H.B. Alvord
          RETIRED, FORMER TREASURER AND TAX COLLECTOR OF LOS ANGELES COUNTY

        Richard L. Carpenter
          DIRECTOR OF INTERNAL INVESTMENTS OF THE PUBLIC SCHOOL
            EMPLOYEES' RETIREMENT SYSTEM

        Clifford A. Clark
          RETIRED, FORMER SENIOR MANAGER OF BROWN BROTHERS HARRIMAN & CO.

        Edward H. Northrop
          CHAIRMAN OF XICOM INC.

        David M. Seitzman
          PRACTICING PHYSICIAN WITH SEITZMAN, SHUMAN, KWART AND PHILLIPS


                               Investment Adviser

     The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.


     Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions, places the purchase and sale orders for portfolio transactions, and generally manages the Portfolio's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1995, it managed total assets of approximately $20 billion.

   As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.15% of the average daily net assets of the Portfolio. Brown Brothers Harriman & Co. and its affiliates also receive annual administration fees from the Fund and the Portfolio and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.11% and 0.225%, respectively, of the average daily net assets of the Fund or the Portfolio, as the case may be. Prior to November 1, 1994, Brown Brothers Harriman & Co. received annual investment advisory, administration and shareholder servicing/eligible institution fees from the Fund equal to 0.15%, 0.10% and 0.225%, respectively, of the Fund's average daily net assets.


     The investment advisory services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Trust and Brown Brothers Harriman & Co. dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Fund or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 Administrators

     Brown Brothers Harriman & Co. acts as Administrator of the Trust and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of the Portfolio. (See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

     In its capacity as Administrator of the Trust, Brown Brothers Harriman & Co. administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.


     For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Trust, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.075% of the Fund's average daily net assets. Prior to November 1, 1994, Brown Brothers Harriman & Co. received an annual administration fee equal to 0.10% of the Fund's average daily net assets.


     Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

     For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of the Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of SFG-Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG-Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services,

SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

                           Shareholder Servicing Agent


     The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


                              Eligible Institutions


     The Trust has entered into an eligible institution agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Trust with respect to shareholders of and prospective investors in the Fund who have a custody account with Brown Brothers Harriman & Co., among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom Brown Brothers Harriman & Co. was the holder or agent of record.


     The eligible institution agreement with Brown Brothers Harriman & Co. is nonexclusive and the Trust expects from time to time to enter into similar agreements with other financial institutions. At such time as any such similar agreement is entered into, references in this Prospectus to shareholders of and prospective investors in the Fund who have a custody account with Brown Brothers Harriman & Co. shall include such shareholders of and prospective investors in the Fund who have an account with the financial institution which entered into such other agreement, except as expressly stated in this Prospectus.



                         Expense Reimbursement Agreement

   Under an agreement dated July 1, 1993, 59 Wall Street Administrators pays the Fund's expenses (see "Expense Table") other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement for the Fund, subject to reimbursement from the Fund. To accomplish such reimbursement, 59 Wall Street Administrators receives an expense reimbursement fee from the Fund such that after such reimbursement the aggregate expenses of the Fund, including the allocation of aggregate expenses of the Portfolio, do not exceed an agreed upon annual rate, currently 0.55% of the average daily net assets of the Fund. Such expense reimbursement fees are computed daily and paid monthly. During the fiscal year ended June 30, 1995, 59 Wall Street Administrators incurred $1,618,000 in expenses on behalf of the Fund including shareholder servicing/eligible institution fees of $1,342,062 and received expense reimbursement fees of $1,500,505 from the Fund.

     The expense reimbursement fee agreement will terminate on the earlier of either (i) June 30, 1997, or (ii) the date on which the payments made thereunder equal the prior payment of such reimbursable expenses. The Trustees of the Trust are unable to predict with any degree of certainty whether the Fund's assets will reach a size that will allow its aggregate expenses to drop below 0.55% of its average annual net assets. Had this expense reimbursement agreement not been in place, the total operating expenses of the Fund for the year ended June 30, 1995 would have been 0.56% of the Fund's average annual net assets.


     The expenses of the Fund paid by 59 Wall Street Administrators under the expense reimbursement agreement include the shareholder servicing/eligible institution fees; the compensation of the Trustees of the Trust; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the net asset value of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund.

                                   Distributor

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

     State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is the Custodian for the Fund and the Portfolio and Transfer and Dividend Disbursing Agent for the Fund.

     As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the net asset value and net income per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing ownership of the Fund's shares.

     As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

                              Independent Auditors

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund. Deloitte & Touche, Grand Cayman are the independent auditors of the Portfolio.

NET ASSET VALUE
================================================================================

     The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

     The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

     The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

     The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

     The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

     All the Fund's net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly.

     Net income of the Fund consists of (i) all income accrued on the assets of the Fund (i.e., the Fund's pro rata share of the net income of the Portfolio), less (ii) all actual and accrued expenses of the Fund. (See "Net Asset Value".)

     Determination of the Fund's net income is made immediately prior to the determination of the net asset value per share of the Fund at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. Net income for days other than such business days is determined as of 4:00 P.M., New York time on the immediately preceding business day. Dividends declared are payable to shareholders of record on the date of determination. Shares purchased through submission of a purchase order prior to 11:00 A.M., New York time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. (See "Redemption of Shares".)

     Unless a shareholder otherwise elects, dividends are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at NY time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder whose shares are held by Brown Brothers Harriman & Co. on behalf of the shareholder and who elects to have dividends paid in cash has the amount of such dividends automatically credited to the shareholder's account with Brown Brothers Harriman & Co. Such a shareholder who elects to have dividends reinvested is able to do so, in both whole and fractional shares.

     A shareholder whose shares are held directly in the shareholder's name on the books of the Trust and who elects to have dividends paid in cash receives a check in the amount of such dividends. Such a shareholder who elects to have dividends reinvested is able to do so, in both whole and fractional shares.

     The net income and capital gains and losses, if any, of the Portfolio are determined at 4:00 P.M., New York time on each business day. Net income for days other than business days is determined as of 4:00 P.M., New York time on the immediately preceding business day. All the net income, as defined below, and capital gains and losses, if any, so determined are allocated pro rata among the Fund and the other investors in the Portfolio at the time of such determination.

     For this purpose the net income of the Portfolio (from the time of the immediately preceding determination thereof) consists of (i) accrued interest, accretion of discount and amortization of premium on securities held by the Portfolio, less (ii) all actual and accrued expenses of the Portfolio (including the fees payable to the Investment Adviser and Administrator of the Portfolio).

TAXES
================================================================================

     Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

     Dividends of net income (as defined under "Dividends and Distributions") and net short-term capital gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These distributions are not eligible for the dividends-received deduction allowed to corporate shareholders.

     Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              State and Local Taxes

     The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

     The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments in money market instruments would not be subject to United States withholding tax.

                                Other Information

     Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

     The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617) 423-0800.

     Pursuant to the Trust's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of full and fractional shares of each series of the Trust, one of which is the Fund. The Trustees of the Trust may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust and may authorize the creation of additional series of shares, the proceeds of which would be invested in separate, independently managed portfolios. Currently there are two series in addition to the Fund.

     The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares when issued are fully paid and nonassessable by the Trust, except as set forth below. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees of the Trust may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders.

   The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund, Brown Brothers Harriman & Co., as an Eligible Institution, may vote any shares as to which Brown Brothers Harriman & Co. is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which Brown Brothers Harriman & Co. is the agent of record. Any shares so voted by Brown Brothers Harriman & Co. are deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.
Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

ADDITIONAL INFORMATION
================================================================================

     As used in this Prospectus, the term "majority of the outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     The Fund's "yield" and "effective yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below. From time to time, fund rankings from various sources may be quoted.

     The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX
================================================================================

      This Appendix is intended to provide descriptions of the short-term securities the Portfolio may purchase. However, other such securities not mentioned below may be purchased for the Portfolio if they meet the quality and maturity guidelines set forth in the Portfolio's investment policies.

================================================================================

                           U.S. Government Securities

     Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

                                Bank Obligations

     Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information. There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the

United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown Brothers Harriman & Co., or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

                                Commercial Paper

     Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

                             Repurchase Agreements

     Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

                          Reverse Repurchase Agreements

      Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Fund's net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

                   When-issued and Delayed Delivery Securities

   Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

                                Other Obligations

     Assets of the Portfolio may be invested in bonds, with maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

     Assets of the Portfolio may also be invested in obligations of the International Bank for Reconstruction and Development which may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future. However, assets of the Portfolio may not be invested in obligations of the Inter-American Development Bank or the Asian Development Bank.

The 59 Wall Street Trust


Investment Adviser and
  Administrator of the Trust
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts  02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(212) 493-8100



No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION

                      THE 59 WALL STREET MONEY MARKET FUND

                6 St. James Avenue, Boston, Massachusetts 02116

 =============================================================================

         The 59 Wall Street Money Market Fund (the "Fund") is a separate portfolio of The 59 Wall Street Trust (the "Trust"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a type of mutual fund commonly known as a money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Money Market Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments. There can be no assurance that the Fund's investment objective will be achieved.


         Brown Brothers Harriman & Co. is the Portfolio's investment adviser (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated November 1, 1995, a copy of which may be obtained from the Trust at the address noted above.


                               TABLE OF CONTENTS

                                                              CROSS-REFERENCE TO
                                             PAGE             PAGE IN PROSPECTUS

Investment Objective and Policies             2                     5, 6-7
Investment Restrictions                       2                        7-8
Trustees and Officers                         5                         10
Investment Adviser                            8                      10-11
Administrators                                9                      11-13
Distributor                                  10                         14
Net Asset Value                              11                         15
Computation of Performance                   12                         19
Federal Taxes                                13                      16-17
Massachusetts Trust                          13                      17-18
Portfolio Transactions                       15                          6
Bond, Note and Commercial Paper Ratings      16                        --
Additional Information                       17                         19
Financial Statements                         18                          4

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES
 =============================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund and the Portfolio. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.


         LOANS OF PORTFOLIO SECURITIES. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities of the Portfolio are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Trust, the Portfolio or Brown Brothers Harriman & Co.


INVESTMENT RESTRICTIONS
 =============================================================================

         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Fund or the Portfolio, as the case may be (see "Additional Information").

         Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Trust, with respect to the Fund, may:

         (1) purchase securities which may not be resold to the public without registration under the Securities Act of 1933;

         (2) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

         (3) enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 4, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

         (4) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Trust on behalf of the Fund, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements (see "Other Investments - Reverse Repurchase Agreements");

         (5) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

         (6)purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

         (7) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;

         (8) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

         (9) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

         (10) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

         (11) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

         (12)  acquire securities of other investment companies;

         (13)  act as an underwriter of securities; or

         (14)  issue any  senior  security  (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    Except with respect to Investment Restriction No. 3, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies neither the Portfolio nor the Trust, on behalf of the Fund, may as a matter of operating policy (except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund): (i) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, securities are not purchased at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value)),
(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of its net assets (taken at market value), (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale would be made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company are not purchased if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, (vi) invest more than 10% of its net assets (taken at the greater of cost or market value) in securities that are not readily marketable, (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer is deemed a single class,
(viii) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years of continuous operation, or
(ix) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio, or is an officer or partner of the Investment Adviser, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various state and federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's and the Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Trust, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.

TRUSTEES AND OFFICERS
 =============================================================================


         The Trustees and executive officers of the Trust and the Portfolio, their principal occupation during the past five years (although their titles may have varied during the period) and business addresses are:


                             TRUSTEES OF THE TRUST


         J.V. SHIELDS, JR.* -- Chairman of the Board and Trustee; Director of The 59 Wall Street Fund, Inc. (since September 1990); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; and Director of
Flowers Industries, Inc.(1) His business address is Shields & Company, 71 Broadway, New York, NY 10006.

         EUGENE P. BEARD** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since April 1993); and Executive Vice President -- Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since September 1990); Corporate Vice President--Investment Management of American Telephone and Telegraph Co., Inc.; Director of Dreyfus Mutual Funds, Equity Fund of Latin America (since prior to April 1990), New World Balanced Fund (since prior to May 1990), India Magnum Fund (since prior to September
1990), and U.S. Prime Properties Inc. (since February 1990); and Trustee of Corporate Property Investors. His business address is American Telephone and Telegraph Co., Inc., One Oak Way, Room 2EA 176, Berkeley Heights, NJ 07922.

         ALAN G. LOWY** -- Trustee; Private investor; Director of The 59 Wall Street Fund, Inc. (since April 1993); and Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since February 1992); Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of the Richard King Mellon Foundation; Director of Enterprise Corporation (prior to 1992), Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994), Computer Renaissance, Inc. (prior to March 1990), and I&M Orchards, Inc. (prior to 1991); and Member of the Valuation Committee of T. Rowe Price Threshold Fund, L.P. (prior to 1992), Advisory Committee of the Carlyle Group and the Pittsburgh Seed Fund and the Valuation Committee of Morgenthaler Venture Funds (2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                           TRUSTEES OF THE PORTFOLIO


         H.B. ALVORD** -- Chairman of the Board and Trustee; Retired; Trustee of the Trust (from September 1990 to October 1994); Director of The 59 Wall Street Fund, Inc. (from September 1990 to October 1994); and Trustee of Landmark Funds III, Landmark Tax Free Reserves, Landmark Multi-State Tax Free Funds, Landmark Tax Free Income Funds, Landmark Fixed Income Funds, Landmark Funds I, Landmark Funds II, and Landmark International Equity Fund (since August 1990). His business address is P.O. Box 1812, Pebble Beach, CA 93953.

         RICHARD L. CARPENTER** -- Trustee; Director of Internal Investments, Public School Employees' Retirement System (since June 1991); and Managing Director of Chase Investors Management Corp. (prior to March 1990). His business address is 208 N. President Avenue, Lancaster, PA 17603.

         CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July 1993); and Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.

         EDWARD H. NORTHROP** -- Trustee; Chairman of Xicom, Inc.. His business address is P.O. Box 7, Innistree, Arden, NY 10910.

         DAVID M. SEITZMAN** -- Trustee; Practicing Physician with Seitzman, Shuman, Kwart and Phillips; and Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited (since 1991). His business address is 2021 K. Street, N.W., Suite 408, Washington, DC 20006.

                    OFFICERS OF THE TRUST AND THE PORTFOLIO



         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") (since June 1990) and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG (since prior to December 1990).

         THOMAS M. LENZ -- Secretary; Vice President and Associate General Counsel of SFG (since prior to November 1990); and Assistant Secretary of 59 Wall Street Distributors (since May 1991) and 59 Wall Street Administrators (since June 1993).

         SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August
1994); and Senior Fund Accountant of Neuberger & Berman Management Incorporated (prior to November 1990). Her business address is Elizabethan Square, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI.

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; and Assistant Secretary of 59 Wall Street Distributors (since June 1990) and 59 Wall Street Administrators (since June 1993).

         BARBARA M. O'DETTE -- Assistant Treasurer; Assistant Treasurer of SFG, 59 Wall Street Distributors (since June 1990) and 59 Wall Street Administrators (since June 1993).

         DAVID G. DANIELSON -- Assistant Treasurer; Assistant Manager of SFG (since May 1991); and Graduate Student, Northeastern University (prior to March
1991).

         BRIAN J. HALL -- Assistant Treasurer; Fund Administrator of SFG (since November 1991); and Senior State Regulation Administrator of The Boston Company (prior to November 1991).
-------------------------


* Mr. Shields is an "interested person" of the Trust and the Portfolio because of his affiliation with a registered broker-dealer.

** These Trustees are members of the Audit Committee of the Trust or the Portfolio, as the case may be.

*** Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Trust.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Enterprise Corporation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.


         Each Trustee and officer of the Trust listed above holds the equivalent position with The 59 Wall Street Fund, Inc. The address of each officer of the

Trust is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, Lenz, Danielson and Hall and Mss. Jakuboski, Mugler and O'Dette also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.


         Except for Mr. Shields, no Trustee is an "interested person" of the Trust or the Portfolio as that term is defined in the 1940 Act.


         The Trustees receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Trust and The 59 Wall Street Fund, Inc. and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Trust and the Fund Complex (the Fund Complex consists of the Trust and The 59 Wall Street Fund, Inc. which currently consists of six series) was less than $60,000.


         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Fund, and by Brown Brothers Harriman Trust Company (Cayman) Limited under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Trust nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Trust or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.


         As of September 30, 1995, the Trustees and officers of the Trust and the Portfolio as a group owned less than 1% of the outstanding shares of the Trust and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio. Partners of Brown Brothers Harriman & Co. and their immediate families owned 23,615,657 (3.79%) shares of the Fund. Brown Brothers Harriman & Co. and its affiliates separately were able to direct the disposition of an additional 121,608,449 (19.50%) shares of the Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.


INVESTMENT ADVISER
 =============================================================================




         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.

         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was approved by the Independent Trustees on December 15, 1993. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio (see "Additional Information").


         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.15% of the Portfolio's average daily net assets. Prior to November 1, 1994, Brown Brothers Harriman & Co. managed the assets of the Fund pursuant to an Investment Advisory Agreement which was terminated by the Trust, on behalf of the Fund, upon the Fund's investment of all of its assets in the Portfolio. For the period October 31, 1994 through June 30, 1995, the Portfolio incurred $614,606 for advisory services. For the period July 1, 1994 to October 31, 1994, the Fund incurred $281,568 for advisory services. For the fiscal years ended June 30, 1994 and 1993, the Fund paid $1,471,193 and $2,798,423, respectively, for advisory services.


         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment advisory agreement for the Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its
Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Trust or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Trust might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS
 =============================================================================


         The Administration Agreements between the Trust and Brown Brothers Harriman & Co. (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company (Cayman) Limited (dated December 15, 1993) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Trustees last approved the Trust's Administration Agreement and the Portfolio's Administration Agreement on August 22, 1995 and December 15, 1993, respectively. Each agreement will terminate automatically if assigned by either party thereto and is terminable with respect to the Trust or the Portfolio at any time without penalty by a vote of a majority of the Trustees of the Trust or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Trust or the Portfolio, as the case may be (see "Additional Information"). The Trust's Administration Agreement is terminable by the Trustees of the Trust or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company (Cayman) Limited. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Trust or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.075% of the Fund's average daily net assets. From November 1, 1993 to October 31, 1994, Brown Brothers Harriman & Co. was paid at an annual rate equal to 0.10% of the Fund's average daily net assets. Prior to November 1, 1993, 59 Wall Street Distributors served as administrator of the Trust and was paid at an annual rate equal to 0.05% of the Fund's average daily net assets. During the fiscal years ended June 30, 1995, 1994 and 1993, the Fund paid $494,282, $515,818 and $349,803, respectively, for administrative services.

         The administrative fee paid to Brown Brothers Harriman Trust Company (Cayman) Limited by the Portfolio is calculated and paid monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co. For the period October 31, 1994 through June 30, 1995, the Portfolio incurred $143,408 for administrative services.


DISTRIBUTOR
 =============================================================================


         The Distribution Agreement (dated August 31, 1990) between the Trust and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Distribution Agreement was most recently approved by the Independent Trustees of the Trust on February 22, 1995. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Trust's Trustees or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Trust.

NET ASSET VALUE
 =============================================================================


         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust and the Portfolio employ specific investment policies and procedures to accomplish this result.


         The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the Securities and Exchange Commission, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Fund's shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses as a result of the Fund's investment in the Portfolio, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the number of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.



         Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

COMPUTATION OF PERFORMANCE
 =============================================================================


         The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The Fund's current yield for the seven-day calendar period ended June 30, 1995 was 5.52%. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the Fund's effective annualized yield for the seven-day calendar period ended June 30, 1995 was 5.68%.


         The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

         Yield  information  may be useful for reviewing the  performance of the
Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES
 =============================================================================

         Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

MASSACHUSETTS TRUST
 =============================================================================

         The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of the Trust's Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of three series.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee of the Trust. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

         Stock certificates are not issued by the Trust.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.


PORTFOLIO TRANSACTIONS
 =============================================================================

         Brown Brothers Harriman & Co., as Investment Adviser for the Portfolio, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

         Brown Brothers Harriman & Co. does not seek profits through short-term trading. However, Brown Brothers Harriman & Co. may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.


         Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, Brown Brothers Harriman & Co. intends to seek best price and execution on a competitive basis for both purchases and sales of securities. Prior to the Fund's termination of its Investment Advisory Agreement with Brown Brothers Harriman & Co. no brokerage commissions were paid from the Fund during the fiscal years ended June 30, 1995, 1994 and 1993.


         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

 ===============================================================================


                                  Bond Ratings

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds rated Aaa are judged to be of the "best quality". Issues rated Aaa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category.

STANDARD & POOR'S CORPORATION ("S&P")

         AAA - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

                   Note and Variable Rate Investment Ratings

         Moody's - MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

         S&P - SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

                       Corporate Commercial Paper Ratings

         Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

         S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

                              Other Considerations

         Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION
 =============================================================================

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

         A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

 FINANCIAL STATEMENTS
 =============================================================================

         The Fund's current annual report to shareholders as filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder is hereby incorporated herein by reference. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

59WS018J

                                     PART C
                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Financial Statements:

         Financial Statement included in the Prospectus constituting Part A of this Registration Statement:


                  Financial Highlights for each of the years in the five year periods ended June 30, 1995.


         Audited Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

The 59 Wall Street Money Market Fund


                  Statement of Assets and Liabilities at June 30, 1995. Statement of Operations for the year ended June 30, 1995. Statement of Changes in Net Assets for the years ended June
                    30, 1994 and June 30, 1995.
                  Financial Highlights for each of the years in the five year periods ended June 30, 1995.

                  Notes to Financial Statements.
                  Independent Auditors' Report.


U.S. Money Market Portfolio

                  Portfolio of Investments at June 30, 1995.
                  Statement of Assets and Liabilities at June 30, 1995. Statement of Operations for the period October 31, 1994
                    (commencement of operations) to June 30, 1995.
                  Statement of Changes in Net Assets for the period  October 31,
                    1994 (commencement of operations) to June 30, 1995.
                  Financial Highlights for the period October 31, 1994
                    (commencement of operations) to June 30, 1995.
                  Notes to Financial Statements.
                  Independent Auditors' Report.


(b)      Exhibits:


1(a)        Amended and Restated Declaration of Trust of the Registrant (11)

1(b)        Designation of Series of The 59 Wall Street U.S. Treasury Money
              Fund (11)

1(c)        Desigantion of Series of The 59 Wall Street Tax Free Short/
              Intermediate Fixed Income Fund (11)

2        By-Laws of the Registrant (11)

3        Not Applicable

4        Not Applicable

5 (a)    Advisory Agreement with respect to The 59 Wall Street Money
         Market Fund (7)

5 (b) Advisory Agreement with respect to The 59 Wall Street U.S. Treasury Money Fund (8)

5 (c) Advisory Agreement with respect to The 59 Wall Street Tax Free Short/ Intermediate Fixed Income Fund (9)

6        Distribution Agreement (2)

7        Not Applicable

8(a)     Custody Agreement (1)

 (b)     Transfer Agency Agreement (1)

9(a)     Amended and Restated Administration Agreement (7)

 (b)     Subadministrative Services Agreement (7)

 (c)     License Agreement (2)

 (d)     Shareholder Servicing Agreement (7)

 (e)     Eligible Institution Agreement (7)

 (f)     Expense Reimbursement Agreement with respect to The
           59 Wall Street Money Market Fund (7)

 (g)     Expense Reimbursement Agreement with respect to The
           59 Wall U.S. Treasury Money Fund (8)

 (h)     Expense Reimbursement Agreement with respect to The
           59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (9)

10       Opinion of Counsel (including consent) (10)

11(a)    Consent of independent auditors with respect to
           The 59 Wall Street Money Market Fund (11)

  (b) Consent of independent auditors with respect to U.S Money Market Portfolio (11)

12       Not Applicable

13       Purchase Agreement (1)

14       Not Applicable

15       Not Applicable

16(a)   Schedule of Computation of Performance Quotations with
          respect to The 59 Wall Street Money Market Fund (5)

16(b)   Schedule of Computation of Performance Quotations with
          respect to The 59 Wall Street U.S. Treasury Money Fund (6)

16(c)   Schedule of Computation of Performance Quotations with
          respect to The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (4)

17       Financial Data Schedule (11)

18       Powers of Attorney (10)



(1)      Filed with Amendment No. 1 to this Registration Statement on
         October 28, 1983.
(2) Filed with Amendment No. 10 to this Registration Statement on August 31, 1990.
(3) Filed with Amendment No. 11 to this Registration Statement on February 14, 1991.
(4) Filed with Amendment No. 14 to this Registration Statement on June 15, 1992.
(5) Filed with Amendment No. 15 to this Registration Statement on October 26, 1992.
(6) Filed with Amendment No. 16 to this Registration Statement on October 26, 1992.
(7) Filed with Amendment No. 17 to this Registration Statement on Septemebr 3, 1993.
(8) Filed with Amendment No. 18 to this Registration Statement on September 3, 1993.
(9) Filed with Amendment No. 19 to this Registration Statement on September 3, 1993.
(10) Filed with Amendment No. 28 to this Registration Statement on October 31, 1994.
(11)     Filed herewith.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT.


         See "Trustees and Officers" in the Statement of Additional Information filed as part of this Registration Statement.


ITEM 26.          NUMBER OF HOLDERS OF SECURITIES (September 30, 1995).


               Title of Class                     Number of Record Holders

          Shares of Beneficial Interest                  3,477
    (The 59 Wall Street Money Market Fund)

          Shares of Beneficial Interest                    590
 (The 59 Wall Street U.S. Treasury Money Fund)

          Shares of Beneficial Interest                    307
 (The 59 Wall Street Tax Free Short/Intermediate

               Fixed Income Fund)


ITEM 27.          INDEMNIFICATION.


         As permitted by Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VII of the Registrant's By-Laws, officers, Trustees, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 5 of the Distribution Agreement, 59 Wall Street Distributors, Inc., as Distributor of shares of each series of the Registrant, may be indemnified against certain liabilities which it may incur. Such Article VII of the By-Laws and Section 5 of the Distribution Agreement are hereby incorporated by reference in their entirety.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the Registrant or the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


         The investment adviser of the Registrant's Money Market Fund, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.


ITEM 29.          PRINCIPAL UNDERWRITERS.


         (a) 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and its affiliates also serve as administrator and/or distributor to other registered investment companies.

         (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, MA 02116. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Trustee of the Registrant.


PHILIP W. COOLIDGE: President, Chief Executive Officer and Director of 59 Wall Street Distributors. President of Registrant.

JOAN R. GULINELLO: Secretary of 59 Wall Street Distributors. Secretary and Treasurer of Registrant.

LINDA T. GIBSON: Assistant Secretary of 59 Wall Street Distributors.

THOMAS M. LENZ: Assistant Secretary of 59 Wall Street Distributors. Assistant Secretary of Registrant.

MOLLY S. MUGLER: Assistant Secretary of 59 Wall Street Distributors. Assistant Secretary of Registrant.

ANDRES E. SALDANA: Assistant Secretary of 59 Wall Street Distributors.

SUSAN JAKUBOSKI: Assistant Treasurer of 59 Wall Street Distributors.

BARBARA M. O'DETTE: Assistant Treasurer of 59 Wall Street Distributors.

DAVID G. DANIELSON:  Assistant Treasurer of Registrant.

BRAIN J. HALL:  Assistant Treasurer of Registrant.

ROBERT G. DAVIDOFF: Director of 59 Wall Street Distributors; CMNY Capital, L.P., 135 East 57th Street, New York, NY 10022.

DONALD S. CHADWICK: Director of 59 Wall Street Distributors; 4609 Bayard Street, Apartment 411, Pittsburgh, PA 15213.

LEEDS HACKETT: Director of 59 Wall Street Distributors; Hackett Associates
Limited, 1260 Avenue of the Americas, 12th Floor, New      York, NY 10020.


LAURENCE B. LEVINE: Director of 59 Wall Street Distributors; Blair Corporation, 250 Royal Palm Way, Palm Beach, FL 33480.

KATE B.M. BOLSOVER: Director of 59 Wall Street Distributors; Signature Financial Group (Europe), Ltd., 49 St. James's Street, London SW1A 1JT. (c) Not Applicable.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.


         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Trust
         59 Wall Street Distributors, Inc.
         59 Wall Street Administrators, Inc.
         6 St. James Avenue
         Boston, MA 02116

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171


ITEM 31.          MANAGEMENT SERVICES.


         Other than as set forth under the caption "Management of the Trust" in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32.          UNDERTAKINGS.


         (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A ("Registration Statement") pursuant to Rule 485(b) under the

Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 26th day of October, 1995.

THE 59 WALL STREET TRUST

By /s/PHILIP W. COOLIDGE
   (Philip W. Coolidge, President)

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                                DATE


                           Trustee and
/s/JOSEPH V. SHIELDS, JR.  Chairman of the Board            October 26, 1995
(J.V. Shields, Jr.)

                           President (Principal
/s/PHILIP W. COOLIDGE      Executive Officer)               October 26, 1995
(Philip W. Coolidge)


/s/H.B. ALVORD             Trustee                          October 26, 1995
(H.B. Alvord)


/s/EUGENE P. BEARD         Trustee                          October 26, 1995
(Eugene P. Beard)


/s/DAVID P. FELDMAN        Trustee                          October 26, 1995
(David P. Feldman)


/s/ARTHUR D. MILTENBERGER  Trustee                          October 26, 1995
(Arthur D. Miltenberger)


/s/ALAN G. LOWY            Trustee                          October 26, 1995
(Alan G. Lowy)

                           Acting Treasurer (Acting
                           Principal Financial and
/s/DAVID G. DANIELSON      Principal Accounting Officer)    October 26, 1995
(David G. Danielson)

                                   SIGNATURES

         U.S. Money Market Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A ("Registration Statement") of The 59 Wall Street Trust (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized in George Town, Grand Cayman on the 26th day of October, 1995.

U.S. MONEY MARKET PORTFOLIO


By: /s/SUSAN JAKUBOSKI
    (Susan Jakuboski, Vice President)

         Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on October 26, 1995.

SIGNATURE                                    TITLE


                                             Trustee and Chairman of
/s/H.B. ALVORD*                               the Board of the Portfolio
(H.B. Alvord)

                                             President of the Portfolio
/s/PHILIP W. COOLIDGE*                        (Principal Executive Officer)
(Philip W. Coolidge)


/s/RICHARD L. CARPENTER*                     Trustee of the Portfolio
(Richard L. Carpenter)


/s/CLIFFORD A. CLARK*                        Trustee of the Portfolio
(Clifford A. Clark)


/s/EDWARD H. NORTHROP*                       Trustee of the Portfolio
(Edward H. Northrop)


/s/DAVID M. SEITZMAN*                        Trustee of the Portfolio
(David M. Seitzman)

                                             Acting Treasurer (Acting Principal
/s/DAVID G. DANIELSON                         Financial Officer and Principal
(David G. Danielson)                          Accounting Officer) of the
                                              Portfolio

*By /s/SUSAN JAKUBOSKI

    Susan Jakuboski
    As attorney-in-fact pursuant to
    a power of attorney filed herewith

                               INDEX TO EXHIBITS


EXHIBIT NO.               DESCRIPTION OF EXHIBIT


1(a)                      Amended and Restated Declaration of Trust of the
                            Registrant
1(b)                      Designation of Series of The 59 Wall Street U.S.
                            Treasury Money Fund
1(c)                      Designation of Series of The 59 Wall Street Tax Free
                            Short/Intermediate Fixed Income Fund

2                         By-Laws of the Registrant

11(a)                     Consent of independent auditors with respect
                            to The 59 Wall Street Money Market Fund

11(b)                     Consent of independent auditors with respect
                            to U.S Money Market Portfolio

17                        Financial Data Schedules